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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 1998
                                                 ------------

                            PS Business Parks, Inc.
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            (Exact name of registrant as specified in its charter)

       California                     1-10709                95-4300881
       ----------                     -------                ----------
   (State or other juris-           (Commission             (IRS Employer
   diction of incorporation)        File Number)         Identification No.)

   701 Western Avenue, Glendale, California                 91201-2397
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    (Address of principal executive office)                 (Zip Code)

    Registrant's telephone number, including area code    (818) 244-8080
                                                          --------------

                                     N/A
                                     ---

         (Former name or former address, if changed since last report)




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Item 5.  Other Events
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    On May 15, 1998, the Securities and Exchange Commission (the "Commission")
declared effective the Registration Statement on Form S-3 (No. 333-50463) (the "Registration Statement") of PS Business Parks, Inc. (the "Company"), which permits the Company to issue an aggregate of $500,000,000 of preferred stock, depositary shares, equity stock, common stock and warrants. (The prospectus dated May 15, 1998 included in the Registration Statement is referred to as the "Prospectus").

    The Company filed with the Commission on May 21, 1998 a supplement to the Prospectus, dated May 20, 1998, relating to the issuance and sale of up to 4,600,000 shares of the Company's common stock, $.01 par value per share (the "Prospectus Supplement"). In connection with the filing of the Prospectus Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7.  Financial Statements and Exhibits
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         (c)  Exhibits.

         Exhibit 1.1 - Underwriting Agreement.

         Exhibit 5.1 - Opinion of David Goldberg as to the validity of the common stock.

         Exhibit 23.1 - Consent of Ernst & Young LLP.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PS Business Parks, Inc.

                                         By: /s/ DAVID GOLDBERG
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                                             David Goldberg
                                             Vice President
                                             and Counsel

Date: May 21, 1998